EXHIBIT 99.2

Data Storage Corporation Appoints Clifford Stein to its Board of Directors

MELVILLE, N.Y., January 18, 2024 (GLOBE NEWSWIRE) — Data Storage Corporation (Nasdaq: DTST) (“DSC” and the “Company”), a provider of diverse business continuity solutions for disaster-recovery, cloud infrastructure, cyber-security, and IT services, today announced that it has appointed Clifford Stein to serve on its Board of Directors. Mr. Stein previously served as a member of the Board of Directors from 2010 to 2020.

“We are pleased to welcome Cliff back to our board of directors,” commented Chuck Piluso, Chief Executive Officer of Data Storage Corporation. “Cliff is an accomplished entrepreneur and seasoned executive, having built and run a successful real estate advisory firm over the past 30 plus years. He also brings extensive legal knowledge as an accomplished attorney. We believe Cliff’s unique skillset will help guide the Company as we continue on our path of growth, both organic and through acquisitions. Cliff previously served as a member of the board, supporting a variety of strategic growth initiatives, and we look forward to his renewed involvement.”

Mr. Stein is currently the Chief Executive Officer of Savitar Realty Advisors, which he founded in 1987. Savitar Realty Advisors provides consulting and advisory services to lending institutions and government agencies on workouts, restructurings, and value enhancements on their non-performing properties. Previously, he worked as a partner and director of acquisitions for a private, Miami-based real estate investment company where he analyzed, negotiated, and acquired non-performing real estate assets. Additionally, former Florida Governor Lawton Chiles appointed him to serve as a Commissioner on the Florida Real Estate Commission, where he served two terms and was elected as Chairman of the Commission in 1996. Mr. Stein was also appointed to the Board of Directors of Cenvill Development by the FDIC to represent its interest as the single-largest shareholder of the former $500 million publicly traded real estate concern. He holds a Juris Doctor from the University of Miami and a Bachelor of Science in finance and accounting from American University.

About Data Storage Corporation

Data Storage Corporation (Nasdaq: DTST) is a family of fully integrated cloud-hosting, disaster-recovery, cyber security, and voice & data companies, built around technical asset investments in multiple regions, providing services to a broad range of domestic and global customers, including Fortune 500 clients, across a wide range of industries, such as government, education, and healthcare, with a focus on the rapidly growing, multi-billion-dollar business continuity market. A stable and emerging growth leader in cloud infrastructure support, DTST companies operate regional data center facilities across North America, sustainably servicing clients via recurring subscription agreements. Additional information about the Company is available at: www.dtst.com and on Twitter (@DataStorageCorp).

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Safe Harbor Provision

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are intended to be covered by the safe harbor created thereby. Forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. The forward looking statements in this press release include statements such as Mr. Stein’s skillset helping to guide the Company as it continues on its path of growth.. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can provide no assurance that such expectations will prove to have been correct. These forward-looking statements are based on management’s expectations and assumptions as of the date of this press release and are subject to a number of risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include the ability of Mr. Stein to contribute to the Company. These risks should not be construed as exhaustive and should be read together with the other cautionary statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was initially made. Except as required by law, the Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or otherwise.

Contact:
Crescendo Communications, LLC
212-671-1020
DTST@crescendo-ir.com

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